EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated December 8, 1999, included in the Annual Report on Form 10-K of Travis Boats & Motors, Inc. for the year ended September 30, 1999, with respect to the consolidated financial statements, as amended, included in this Form 10-K/A.



                                                           /s/ ERNST & YOUNG LLP
                                                          ----------------------

Austin, Texas
January 12, 2000